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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of the Securities Exchange
                                   Act of 1934

             Date of Report (Date of earliest reported) May 1, 2002

                          THE BOSTON BEER COMPANY, INC.
             (Exact name of registrant as specified in its chapter)

 Massachusetts                  01-14092                        04-328-4048
 (State or other jurisdiction   (Commission                    (IRS Employer
 of incorporation               File Number)                 Identification No.)

                75 Arlington Street, Boston, Massachusetts 02116
               Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (617) 368-5000

                                       N/A
          (Former name or former address, if changed since last report)




                    INFORMATION TO BE INCLUDED IN THE REPORT
Item 1. Changes in Control of Registrant.
         None
Item 2. Acquisition or Disposition of Assets.
          None
Item 3. Bankruptcy or Receivership.
          None
Item 4. Changes in Registrant's Certifying Accountant.

         During the first quarter of 2002, The Boston Beer Company, Inc. (the "Company") commenced a review of its independent auditing services and, as part of the process, interviewed and evaluated the services provided by its existing independent auditors, Arthur Andersen, LLP ("Andersen"), and three other independent auditing firms. As a result of such review and evaluation, the Company has elected, effective May 1, 2002, to change its independent auditors for the Company's fiscal year ending December 28, 2002 to Deloitte & Touche.

         The Company is not making this appointment of independent auditors as a result of any disagreements with Andersen with respect to any reporting or disclosure requirements. The report of Andersen on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change independent auditors was recommended by the Audit Committee of the Board of Directors of the Company and subsequently, on April 29, 2002, was approved by the Board of Directors of the Company.

         There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and its independent auditors during the Company's two most recent fiscal years or during the year-to-date period ended March 27, 2002.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 1, 2002, stating its agreement with such statements.

         During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, of the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 5. Other Events and Regulation FD Disclosure.
             None
Item 6. Resignations of Registrant's Directors.
          None
Item 7. Financial Statements and Exhibits.
             None
Item 8. Change in Fiscal Year.
             None
Item 9. Regulation FD Disclosure.
             None

                                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                           THE BOSTON BEER COMPANY, INC.
Date: May 1,  2002                          /S/ Martin F. Roper
                                           _____________________
                                           Martin F. Roper, President and C.E.O.


                                  EXHIBIT INDEX

Exhibit
Number                             Description

16                                 Letter from Arthur Andersen LLP
                                   to the Securities and Exchange
                                   Commission dated May 1, 2002

20                                 Press Release dated May 1, 2002

                                                        Exhibit 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street NW
Washington, DC  20549

May 1, 2002

Dear Sir or Madam,

We have read Item 4 included in the attached Form 8-K dated May 1, 2002 of The Boston Beer Company filed with the Securities and Exchange
Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP

                                                          Exhibit 20


                     THE BOSTON BEER COMPANY, INC. APPOINTS
                             INDEPENDENT ACCOUNTANTS

BOSTON, May 1, 2002. -- The Boston Beer Company, Inc. (NYSE: SAM) today announced that its Board of Directors has appointed Deloitte & Touche as the Company's independent accountants beginning with fiscal year 2002.

         "We look forward to working with Deloitte & Touche in the firm's new role as Boston Beer's independent accountants," said Martin F. Roper, Boston Beer's President and Chief Executive Officer.

         Arthur Andersen, LLP has served as the Company's independent accountants since 1998. "Arthur Andersen's Boston team provided first-class professional work for Boston Beer over the last four years," said Mr. Roper.

         The Boston Beer Company, Inc. is America's leading brewer of world-class beer. Founded in 1984 by sixth-generation brewer Jim Koch, the Company has won more than 200 international awards for its better-tasting beers. Samuel Adams Boston Lager(R) is the Company's flagship brand, celebrated worldwide for its high-quality ingredients and traditional brewing techniques. The result is a beer renowned by drinkers for its full flavor, balance, complexity, and consistent quality. For more information, visit the web site at www.samadams.com.


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